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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): DECEMBER 6, 1996


                             FILENE'S BASEMENT CORP.
               (Exact Name of Registrant as Specified in Charter)

         MASSACHUSETTS                                0-19149                                 04-3016773

(State or Other Jurisdiction of               (Commission File Number)              (I.R.S. Employer Identification
         Incorporation)                                                                           No.)
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            40 WALNUT STREET                                            02181
        WELLESLEY, MASSACHUSETTS

(Address of principal executive offices)                             (Zip Code)



                                 (617) 348-7000
              (Registrant's telephone number, including area code)


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ITEM 4.           CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

         On December 6, 1996, the Registrant engaged Arthur Andersen LLP
("Arthur Andersen") as its independent public accountant and dismissed Coopers &
Lybrand L.L.P. ("Coopers & Lybrand") from such position. The decision to change accountants was made by the Board of Directors of the Registrant. The report of Coopers & Lybrand on the Registrant's financial statements for fiscal 1994 and 1995 did not contain any adverse opinion, disclaimer of opinion or qualification or modification as to uncertainty, audit scope or accounting principles.

         During the fiscal years ended February 3, 1996 and January 28, 1995 and the subsequent interim period immediately preceding the date of this change in accountants, the Registrant had no disagreements with Coopers & Lybrand on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of Coopers & Lybrand, would have caused Coopers & Lybrand to make a reference to the subject matter of the disagreement in connection with its reports on the financial statements of the Registrant.

         During the fiscal years ended February 3, 1996 and January 28, 1995 and the subsequent interim period immediately preceding the date of the change in accountants, none of the Registrant, nor anyone on behalf of the Registrant consulted Arthur Andersen regarding either: (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Registrant's financial statements; or (ii) any matter that was either the subject of a disagreement with Coopers & Lybrand on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, or a reportable event described in paragraph (a)(1)(v) of Item 304 of Regulation S-K.

ITEM 7.           FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
                  EXHIBITS

         (c)      Exhibits.

                  The exhibits listed in the Exhibit Index filed as part of this report are filed as part of or are included in this report.


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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    FILENE'S BASEMENT CORP.

Date:  December 12, 1996                  By: /s/ Mone Anathan III
                                              ----------------------------------
                                              Mone Anathan III
                                              President, Chief Operating Officer
                                               and Director


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                                  EXHIBIT INDEX

Exhibit Number                     Description
--------------                     -----------

     16                Letter re Change in Certifying Accountant